UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2025
___________________________________________

BLOOM ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

001-38598
(Commission File Number)
___________________________________________

Delaware			77-0565408
(State or other jurisdiction of incorporation)			(I.R.S. Employer Identification No.)

4353 North First Street,	San Jose,	California	95134
(Address of principal executive offices)			(Zip Code)

(408)			543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 .Submission of Matters to a Vote of Security Holders

The three individuals listed below were elected at the Annual Meeting to serve on the Board of Directors (the “Board”) for three-year terms expiring at the 2028 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Mary K. Bush	122,599,075	33,185,769	35,198,180
Gary Pinkus	152,952,503	2,832,341	35,198,180
KR Sridhar	122,980,095	32,804,749	35,198,180

Michael J. Boskin, Barbara Burger, John T. Chambers, Jeffrey Immelt, Cynthia Warner, and Eddy Zervigon will continue to serve as members of the Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified.

Proposal 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Proposal 2 was to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2024, as described in the Company’s 2025 Proxy Statement. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
96,604,726	58,902,183	277,935	35,198,180

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

Proposal 3 was to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
190,745,233	122,364	115,427	–––

Proposal 4 - Approval of an Amendment to Our Restated Certificate of Incorporation to Add Officer Exculpation Provisions and Eliminate Outdated References to Class B Common Stock

Proposal 4 was to approve an amendment to the Company’s restated certificate of incorporation to add officer exculpation provisions and eliminate outdated references to our Class B common stock. This proposal was not approved because the proposal required the affirmative vote of at least two-thirds of the voting power of all of the outstanding shares of Class A common stock.

For	Against	Abstentions	Broker Non-Votes
140,082,245	15,331,081	371,518	35,198,180

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	May 16, 2025	By:	/s/ Shawn Soderberg
Shawn Soderberg
Chief Legal Officer and Corporate Secretary